                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Nooney Realty Trust, Inc.
   ----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
NOONEY REALTY TRUST, INC.
7701 FORSYTH BOULEVARD
ST. LOUIS, MISSOURI 63105

                                                                    June 3, 1997

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, July 3, 1997, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd Floor, in Clayton, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

    We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. THEREFORE, EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

    We look forward to seeing many shareholders at the meeting.

                                        Sincerely,

                                        /s/ Gregory J. Nooney, Jr.

                                        GREGORY J. NOONEY, JR.
                                        Chairman of the Board and
                                        Chief Executive Officer

                           NOONEY REALTY TRUST, INC.
                             7701 FORSYTH BOULEVARD
                           ST. LOUIS, MISSOURI 63105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JULY 3, 1997

To the Shareholders of
Nooney Realty Trust, Inc.:

    You are hereby notified that the Annual Meeting of Shareholders of Nooney Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on Thursday, July 3, 1997, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, for the following purposes:

    A. To consider and vote upon a proposal to amend, in certain respects, certain restrictions contained in Article VIII of the Trust's Bylaws relating to the ability of a person or entity to acquire shares of the Trust representing an amount greater than 9.8% of the total value of the issued and outstanding shares.

    1. To elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

    2. To consider and vote upon a proposal to amend, in certain respects, the investment policy of the Trust as contained in Article VI of the Trust's Bylaws, which amendment would, among other things, eliminate the Trust's self liquidating policy and allow the Trust to reinvest proceeds from the sale, financing or refinancing of its properties.

    3. To vote upon a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposals A, 1 and/or 2 have not been received by the date of the Annual Meeting of Shareholders.

    4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

    The Trust's Board of Directors has fixed the close of business on June 2, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                           PATRICIA A. NOONEY
                                                Secretary

June 3, 1997
St. Louis, Missouri

                           NOONEY REALTY TRUST, INC.
                            7701 FORSYTH BOULEVARD
                           ST. LOUIS, MISSOURI 63105

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 3, 1997

    The enclosed proxy is solicited on behalf of the Board of Directors of Nooney Realty Trust, Inc., a Missouri corporation, for use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, July 3, 1997, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd Floor, in Clayton, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are being first mailed to shareholders on or about June 3, 1997.

    The close of business on June 2, 1997, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On June 2, 1997, there were issued and outstanding and entitled to vote 866,624 shares of the Trust's common stock, par value $1.00 per share.

    If a shareholder is a participant in the Trust's Dividend Reinvestment Plan, the proxy card represents the number of full shares in the dividend reinvestment plan account, as well as shares registered in the participant's name. All proxies in the accompanying form will be voted in accordance with the instructions given in the proxy. Shareholders are entitled to vote cumulatively for the election of directors. Each shareholder is entitled to a number of votes for the election of directors equal to the number of shares held by the shareholder multiplied by the number of directors to be elected (7), and a shareholder may cast all votes for one nominee or distribute the votes among the nominees as preferred. If cumulative voting rights are exercised by any shareholder, the proxies may be voted cumulatively for less than all of the Trust's nominees in the discretion of the persons voting such proxies. On all other matters, shareholders will be entitled to one vote per share. A shareholder may revoke his proxy at any time before it is voted by delivering to the Trust another proxy bearing a later date, by submitting written notice to the Secretary of such revocation, or by appearing in person at the Annual Meeting and casting a contrary vote.

    Proposal A as described herein will be the first proposal voted on at the Annual Meeting. The affirmative vote of 62.0% of the issued and outstanding shares of the Trust (which represents a majority of the issued and outstanding shares of the Trust plus an amount in excess of the 98,895 shares which may have been purchased by PICO Holdings, Inc., or its affiliates and subsidiaries, in violation of the Trust's Bylaws in the manner described in Proposal A below) will be required to amend the Bylaws as described in Proposal A. Although an amendment to the Trust's Bylaws only requires the affirmative vote of a majority of the issued and outstanding shares of the Trust, the Board of Directors of the Trust has elected to require the greater percentage described above with respect to the matters described in Proposal A in order to negate the voting power of shares which may be ineligible to vote with respect to the matters described in Proposal A.

    The affirmative vote of a majority of the issued and outstanding shares of the Trust is required to amend the Bylaws as described in Proposal 2. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to elect directors, to adjourn the Annual Meeting to allow for additional solicitation of proxies or votes and to act on any other matters properly brought before the Meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, proxies which are marked "abstain" on the amendments of the Bylaws or any proposal to adjourn the Annual Meeting to allow for additional solicitation of proxies or votes and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the Meeting. Such proxies will have the same effect as if the shares represented thereby were voted against such nominee or nominees, against the amendments to the Bylaws, against any proposal to adjourn the Annual Meeting to allow for additional solicitation of proxies or votes and against such other matters, respectively. Shares not voted on proxies returned by brokers will have the same effect as shares voted against the amendments to the Bylaws and will be treated as not represented at the Meeting with respect to the election of directors, any proposal to adjourn the Annual Meeting to allow for additional solicitation of proxies or votes and other matters.

    The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will retain MacKenzie Partners, Inc. to assist in soliciting proxies for a fee of approximately $7,500 plus reasonable expenses and costs. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

    THE TRUST WILL FURNISH TO SHAREHOLDERS A COPY OF ITS 1996 ANNUAL REPORT ON FORM 10-K (WITHOUT CHARGE), UPON WRITTEN REQUEST ADDRESSED TO PATRICIA A. NOONEY, SECRETARY, NOONEY REALTY TRUST, INC., 7701 FORSYTH BOULEVARD, ST. LOUIS, MISSOURI 63105.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Board of Directors proposes the election of the seven nominees listed below to serve as directors of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Directors will select a substitute nominee to be voted upon at the Annual Meeting.

                                                                                   POSITIONS OR OFFICES
            NAME                                          AGE                         WITH THE TRUST
            ----                                          ---                      --------------------
    Gregory J. Nooney, Jr.........................        66         Chairman of the Board, Chief Executive Officer
                                                                       and Director
    Patricia A. Nooney............................        40         President, Secretary, Treasurer and Director
    Robert E. Kresko..............................        62         Director
    Gene K. Beare.................................        81         Director<F*>
    Bruce P. Hayden...............................        81         Director<F*>
    James P. Ingram...............................        56         Director<F*>
    Richard H. Sharpe.............................        41         Nominee for Director<F*>

-------

<F*>Independent Director as defined in the Trust's Bylaws.

    Mr. Nooney, Mr. Kresko, Mr. Beare, Mr. Hayden and Mr. Ingram have served as directors of the Trust since its formation in June 1984. Ms. Nooney has served as a director since August 1992. John R. Hart, 37, a current director of the Trust whose term as a director will terminate on the day his successor is elected and qualified (which is expected to be the day of the Annual Meeting), is not a nominee for director this year. Mr. Hart is the President and Chief Executive Officer of PICO Holdings, Inc., an insurance holding company ("PICO Holdings"). See Proposal A below for a detailed discussion of the relationship of PICO Holdings to the Trust.

    The following is a brief summary of the business experience during the past five years of each of the nominees for election as directors of the Trust, including, where applicable, information regarding other directorships held by each nominee:

    Gregory J. Nooney, Jr. has served as Chairman of the Board and Chief Executive Officer of Nooney Company since May 1983. Mr. Nooney joined Nooney Company in 1954 and served as President from 1969 to May 1983. Nooney Company, which was founded in 1945, is a diversified real estate investment management company.

    During 1993 Lindbergh Boulevard Partners, L.P. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Gregory J. Nooney, Jr. is the general partner of Nooney Ltd. II, L.P., which in turn is the general partner of Nooney Development Partners, L.P., which in turn is the general partner of Nooney-Hazelwood Associates, L.P. which is the general partner of Lindbergh Boulevard Partners, L.P. Lindbergh Boulevard Partners, L.P. emerged from bankruptcy on May 17, 1994 when its Plan of Reorganization was confirmed.

    Patricia A. Nooney is Senior Vice President and Chief Financial Officer of Nooney Krombach Company, a wholly-owned subsidiary of Nooney Company, and has served as an executive officer for more than five years.

    Robert E. Kresko is a private investor. Mr. Kresko is a member of the Management Board of Trammel Crow Company, Dallas, Texas, a national real estate development firm where he was employed until December 31, 1989.

    Gene K. Beare is a corporate consultant. Mr. Beare served as a director of American Maize-Products Company, Stamford, Connecticut until May 1992. Mr. Beare also served as a director of Emerson Electric Co., St. Louis, Missouri, from 1972 until 1987, and of Westvaco Corporation, New York, New York, from 1968 until 1988.

    Bruce P. Hayden is Chairman of Hayden Associates, Inc., Bloomfield, Connecticut, a real estate investment advisory, counseling and brokerage firm founded by Mr. Hayden in 1972. Mr. Hayden was a Trustee and a member of the Investment Company of Corporate Property Investors, a real estate investment trust, from 1972 to March 1992.

    James P. Ingram is President of Cambridge Savings Bank, Cambridge, Massachusetts. From 1986 through 1987 Mr. Ingram was a partner in McManus, Wakeman & Ingram, Inc., Boston, Massachusetts, a real estate consulting and development firm. From 1965 until December 1985, Mr. Ingram was employed by
R. M. Bradley & Co., Inc., Boston, Massachusetts, a full service commercial real estate investment and management company, most recently as Senior Vice President. While with R. M. Bradley & Co., Inc., Mr. Ingram was primarily involved in management of the Bradley Real Estate Trust, a real estate investment trust, and in office, retail and commercial brokerage.

    Richard H. Sharpe is Chief Operating Officer of PICO Holdings. He also serves in various capacities with subsidiaries and affiliate corporations, including Physicians Insurance Company of Ohio, Chief Operating Officer; American Physicians Life Insurance Company, President, Chief Executive Officer and Director; and Sequoia Insurance Company and Citation Insurance Company, Director. He joined the PICO group in 1977. Mr. Sharpe is also the current President of the Association of Ohio Life Insurance Companies. See Proposal A below for a detailed discussion of the relationship of PICO Holdings to the Trust.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES FOR DIRECTORS OF
                                         ---
THE TRUST.

COMMITTEES OF THE BOARD

    The Board of Directors of the Trust met five times during 1996, four times at regularly scheduled meetings and one time at a special meeting via telephone conference. All of the directors attended at least seventy-five percent of the meetings of the Board of Directors and meetings held by those committees of the Board on which they served except Mr. Kresko who was unable to attend two regularly scheduled meetings of the Board of Directors.

    Among the standing committees of the Board of Directors are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

    The Executive Committee is comprised of Gregory J. Nooney, Jr., Gene K. Beare and James P. Ingram. The Executive Committee is empowered to exercise, between regular meetings of the Board of Directors, all of the authority of the Board of Directors in the management of the Trust. The Executive Committee did not meet during 1996.

    The Audit Committee is comprised of James P. Ingram, Gene K. Beare and Bruce
P. Hayden. The functions of the Audit Committee are to recommend to the Board of Directors the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met two times during 1996.

CERTAIN BUSINESS RELATIONSHIPS

    Gregory J. Nooney, Jr. serves as a general partner of Nooney Advisors Ltd., L.P., the Advisor to the Trust. Nooney Advisors Ltd., L.P. is entitled to receive regular monthly compensation from the Trust for rendering advisory services to the Trust. During 1996 the Trust paid advisory fees of $117,864 to Nooney Advisors Ltd., L.P. The Board of Directors has renewed the Advisory Agreement between the Trust and Nooney Advisors Ltd., L.P. for the period April 1, 1997 to March 31, 1998.

    Gregory J. Nooney, Jr. and Patricia A. Nooney, who are father and daughter, are directors of Nooney Krombach Company, a wholly-owned subsidiary of Nooney Company, which serves as manager of the Trust's properties. Nooney Krombach Company is entitled to receive monthly compensation from the Trust for property management and leasing services, plus reimbursement of expenses. During 1996 the Trust paid property management and leasing fees of $148,728 to Nooney Krombach Company.

    Robert E. Kresko is a director of Nooney Krombach Company.

    See Proposal A below for a detailed discussion of the relationship of PICO Holdings to the Trust.

EXECUTIVE COMPENSATION

    The officers of the Trust do not receive any direct compensation from the Trust for their services as officers of the Trust.

DIRECTORS' COMPENSATION

    Pursuant to the Trust's Bylaws, Gregory J. Nooney, Jr. and Patricia A. Nooney do not receive any direct compensation from the Trust for their services as directors of the Trust. (See the section above entitled "Certain Business Relationships.")

    The other directors were entitled to receive the following fees during 1996:
(a) $500 for each meeting attended in person, (b) $250 for each meeting conducted by telephone conference at which a vote was taken and (c) an annual fee of $1,000. In the case of Robert E. Kresko, who is not an Independent Director, as defined in the Trust's Bylaws, such fees were paid by Nooney Company. In addition, the Independent Directors were reimbursed by the Trust for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings of the Trust and carrying on the business of the Trust.

    Except as stated above, the directors of the Trust did not receive any fees from the Trust pursuant to any other plans of compensation.

PERFORMANCE GRAPH

    The following graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Nooney Realty Trust, Inc. ("N.R. Trust"), the NASDAQ Stock Market Total Return Index ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
          NOONEY REALTY TRUST, NASDAQ STOCK MARKET TOTAL RETURN INDEX
                         AND NAREIT TOTAL RETURN INDEX

                                    [GRAPH]
                              NOONEY REALTY TRUST

    Assumes $100 invested on December 31, 1991 in Nooney Realty Trust, Inc.
            Common Stock, NASDAQ Stock Market Index and NAREIT Index

                                                                            DECEMBER 31,
                                                      --------------------------------------------------------
                                                      1992         1993         1994         1995         1996
                                                      ----         ----         ----         ----         ----
NASDAQ............................................   $186.87      $214.51      $209.69      $296.30      $364.71
NAREIT............................................   $152.20      $180.43      $181.88      $215.18      $292.12
N.R. Trust........................................   $ 60.96      $ 65.57      $ 95.09      $116.11      $161.26

                                   PROPOSAL 2

                      PROPOSAL TO APPROVE AN AMENDMENT TO
                        ARTICLE VI OF THE TRUST'S BYLAWS

    The Investment Policy of the Trust as contained in its Bylaws contains a so called "self-liquidating" provision, which states that the net proceeds of the sale, financing or refinancing of the Trust's investment properties will not be reinvested, but will either be distributed to the shareholders or applied to such capital improvements to, or the payment of indebtedness with respect to, existing properties of the Trust or the payment of any other expenses or the establishment of any reserves, all as may be deemed necessary and appropriate by the Board of Directors of the Trust. In accordance with the Bylaws, these proceeds may also be used to purchase the land underlying any of the Trust's investment properties in cases where the Trust is not already the owner. This self-liquidating policy essentially precludes the Trust from reinvesting the proceeds from the disposition, financing or refinancing of its properties into new assets, including other real property investments.

    The Investment Policy of the Trust also restricts the ability of the Trust to take certain actions, including, among other things, investing in the equity of any other real estate investment trusts or exchanging its own common stock for any real estate investments.

    The Board of Directors proposes to adopt an amendment to the Trust's Bylaws that would:

    (i) eliminate the Company's self-liquidating policy;

    (ii) eliminate the restriction relating to the Trust's ability to invest in the equity of other real estate investment trusts; and

    (iii) eliminate the restriction relating to the Trust's ability to exchange common stock in the Company for any real estate investments.

    The Board of Directors believes that providing management of the Trust with the flexibility to reinvest property sale, financing or refinancing proceeds in one or more new investment opportunities, including new properties, to purchase the equity securities of other real estate investment trusts, and/or to use its own common stock in connection with new real estate investment opportunities will help achieve the Trust's goal of increasing the Trust's value and maximizing the return to shareholders. In addition, if new common shares are issued, then there should be an increase in the number of shareholders and related trading activity. At this time, the Trust has no plans to sell, finance or refinance any of its properties or purchase any new properties, to purchase the equity securities of other real estate investment trusts, or to exchange its common stock for other real estate investments. Moreover, there can be no assurance that the Trust will pursue any of these courses of action should the amendment to the Bylaws as described in this Proxy Statement be adopted.

    The Trust's self-liquidating policy is contained in Article VI, Section 6.1 of the Trust's Bylaws. The relevant portion of the text is as follows:

        "The Trust is intended to be "self-liquidating." Accordingly, it is the policy of the Trustees that the net proceeds of the sale, financing or refinancing of each investment property, except as provided below, will not be reinvested, but will either be distributed to the Shareholders or applied to such capital improvements to, or the payment of indebtedness with respect to, existing properties of the Trust or the payment of any other expenses or the establishment of any reserves, all as the Trustees deem necessary and appropriate. In addition, the Trust may utilize the net proceeds of any sale, financing or refinancing of an investment property to purchase the land underlying any of the Trust's investment properties in cases where the Trust is not already the owner. Also, if, within five (5) years from the effective date of the Trust's registration statement in connection with its initial public offering of Shares, the Trust sells, finances or refinances an investment property, the Trust may reinvest, during such time period, the proceeds of such sale, financing or refinancing. The disposition of a property back to the original seller or an Affiliate thereof, whether in the form of a recission, exchange or resale or pursuant to an option or similar arrangement entered into at or prior to the time of taking title to such property, shall not be deemed a sale, financing or refinancing for the purposes of the self-liquidating aspect of the investment policy of the Trustees."

    The Board of Directors believes it would be in the best interest of the shareholders to amend the Trust's self-liquidating policy to allow for the reinvestment of proceeds from the sale, financing or refinancing of its properties. As a result, the Board of Directors has proposed that Article VI,
Section 6.1 of the Trust's Bylaws be amended to delete the foregoing paragraph in its entirety.

    The restriction relating to the ability of the Trust to invest in the equity securities of other real estate investment trusts is contained in Article VI,
Section 6.2 (d). The relevant portion of the text is as follows:

        "The Trust shall not: . . .

        (d) Invest in any equity Security, including the shares of other REITs;
    . . .."

    The Board of Directors believes it would be in the best interests of the shareholders to amend the Bylaws to permit the Trust to invest in the equity securities of other real estate investment trusts. As a result, the Board of Directors has proposed that Article VI, Section 6.2(d) of the Trust's Bylaws be amended to delete the foregoing paragraph (d) in its entirety and replace it with the following:

        "(d) Invest in any equity Security other than the shares of other REITs
    . . .."

    The restriction relating to the ability of the Trust to exchange its own common stock for any real estate investment is contained in Article VI, Section 6.2(i). The relevant portion of the text is as follows:

        "The Trust shall not: . . .

        (i) Exchange Shares for any real estate investment; . . .."

    The Board of Directors believes it would be in the best interests of the shareholders to amend the Trust's Bylaws to permit the Trust to exchange its own common stock in connection with real estate investment opportunities. Therefore, the Board of Directors has proposed that Article VI, Section 6.2(i) of the Trust's Bylaws be amended to delete the foregoing paragraph (i) in its entirety and replace it with the following:

        "(i) [Reserved]; . . ."

    The Trust has no current plans to (i) sell, finance or refinance or purchase any real property, (ii) purchase the equity securities of any other real estate investment trust or (iii) exchange its common stock for any real estate investment upon the approval of the above amendment to the Trust's Bylaws as described in this Proxy Statement. The Trust intends to take any one or more of the foregoing actions only when any such action is believed to be in the best interests of the shareholders and in order to achieve the Trust's goal of maximizing the Trust's value and the return to shareholders. The Trust does not believe that this amendment to the Bylaws will impact the Trust's current dividend policy or status as a real estate investment trust.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE DESCRIBED AMENDMENT TO
                                         ---
THE TRUST'S BYLAWS.

                                   PROPOSAL 3

           PROPOSAL TO APPROVE ANY ADJOURNMENT OF THE ANNUAL MEETING

    A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders, or (ii) for Proposal 3 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposals A, 1 and/or 2. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposals A, 1 and/or 2 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 3 on the proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ANY PROPOSAL TO ADJOURN THE ANNUAL
                                         ---
MEETING TO ALLOW FOR ADDITIONAL SOLICITATION OF SHAREHOLDER PROXIES OR VOTES.

                                   PROPOSAL A

                      PROPOSAL TO APPROVE AN AMENDMENT TO
                       ARTICLE VIII OF THE TRUST'S BYLAWS

    The Internal Revenue Code of 1986, as amended (the "Code") contains several ownership tests which an entity must meet in order to qualify as a "real estate investment trust" or "REIT" for federal income tax purposes. Pursuant to one of those ownership tests, at all times during the second half of the Trust's taxable year, no more than 50% in value of the Trust's shares may be owned, directly or indirectly, by five or fewer individuals (the so-called "closely held test"). If the closely held test is violated, the Trust would lose its REIT status for five years (including the year of violation).

    In addition, there are various income tests which an entity must meet in order to qualify as a REIT. As a practical matter, under those income tests, the Trust must not, among other things, derive more than 5% of its income from the rents paid by one or more tenants in which the Trust owns, directly or indirectly, a 10% or greater interest (the so-called "tenant owned test").
Under the tenant owned test, the Trust will be deemed to own an interest in a tenant owned by any shareholder of the Trust who owns, directly or indirectly, 10% or more of the value of the outstanding shares of the Trust. A violation of the tenant owned test does not necessarily result in loss of REIT tax status since there are several relief provisions which may (or may not) be applicable. Such relief provisions, however, could cause tax to be payable by the Trust.

    The Trust's Bylaws place certain restrictions on the accumulation of shares by the Trust's shareholders in order to guard against the concentration of ownership of shares to an extent which is contrary to the closely held test and tenant owned test. Specifically, Section 8.8(a) of the Bylaws provides that no person may acquire, directly or indirectly, in excess of 9.8% of the outstanding shares of the Trust.

    Section 8.8(b) of the Trust's Bylaws provides that any acquisition of shares in excess of 9.8% shall be null and void with respect to the shares that are acquired in excess of the 9.8% limitation. Section 8.8(b) further provides that any such excess shares (i) shall be considered to have been acquired by and held on behalf of the Trust, (ii) shall not be considered outstanding for quorum or voting purposes and (iii) shall not be entitled to receive dividends, interest or any other distribution.

    Section 8.8 of the Bylaws is set forth below in its entirety:

        "(a) In order to guard against the concentration of ownership of Shares and warrants or similar rights to purchase Shares to an extent which is contrary to the requirements of the REIT Provisions of the Internal
    Revenue Code, no Person may at any time subsequent to the Trust's commencement of business operations acquire ownership of or own, directly or indirectly, as determined pursuant to both (i) Section 318 and (ii) Sections 542(a) and 544 of the Internal Revenue Code, (A) a number of Shares in excess of 9.8% of the outstanding Shares of the Trust, or (B) an aggregate number of Shares and warrants and similar rights to purchase Shares in excess of 9.8% of the aggregate number of outstanding Shares and warrants and similar rights to purchase Shares. In addition, no Shares shall be transferred (or issued, for example, upon the exercise of warrants) and no warrants shall be transferred to any Person if, following such transfer, such Person's direct or indirect ownership of Shares and warrants and similar rights to purchase Shares would exceed these limits.

        (b) If Shares or warrants or similar rights to purchase Shares are acquired by any Person in violation of this Section 8.8, such acquisition shall be valid only to the extent it does not result in a violation of this
    Section 8.8, and such acquisition shall be null and void with respect to the excess ("Excess Shares" and/or "Excess Warrants"). Excess Shares shall be deemed to have been acquired and to be held on behalf of the Trust, and, as the equivalent of treasury shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest or any other distribution. Excess warrants shall be deemed to be void.

        (c) The Trust shall, if deemed necessary or desirable to implement the provisions of this Section 8.8, include on the face or back of each Share or warrant certificate issued by the Trust an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 8.8 and stating that the complete text of this Section 8.8 is on file with the Secretary of the Trust at the Trust's registered office.

        (d) Nothing herein contained shall limit the ability of the Trustees to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a qualified REIT under the Internal Revenue Code.

        (e) If any provision of this Section 8.8 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court."

    For the reasons described below, the Board of Directors proposes to adopt an amendment to Article VIII of the Trust's Bylaws that would:

    (i) clarify that the calculation of the 9.8% ownership threshold is to be made in conformity with the provisions of the Code related to real estate investment trusts;

    (ii) suspend application and enforcement of Section 8.8(b) of the Bylaws for all periods on or prior to April 23, 1997;

    (iii) enable the Independent Directors to waive or modify periodically any provisions of Section 8.8 of the Bylaws with respect to any shares acquired in excess of the 9.8% ownership threshold, provided that such Independent Directors are satisfied that (aa) any such acquisition will not result in the disqualification of the Trust as a real estate investment trust or otherwise subject the Trust to tax and (bb) that the waiver is in the best interest of the Trust;

    (iv) clarify that neither the Trust nor the officers and directors of the Trust are responsible for making determinations with respect to the number of shares that any person shall be deemed to own for purposes of Section 8.8;

    (v) provide that the Bylaws may be amended by a vote of a majority of the Independent Directors if the Independent Directors determine that such amendment is necessary or advisable to protect the status of the Trust as a real estate investment trust or otherwise minimize the risk that the Trust may become subject to federal income tax payable by the Trust; and

    (vi) eliminate certain references in Section 8.8 of the Bylaws to warrants to purchase additional Trust shares.

    Section 8.8, if amended in the foregoing manner, would read in its entirety as follows:

        (a) Except as otherwise provided in this Section 8.8, in order to guard against the concentration of ownership of Shares to an extent which is contrary to the requirements of the REIT Provisions of the Internal Revenue Code (including, but not limited to, Sections 856(a)(6) and 856(d)(2)(B), or successor provisions, of the Internal Revenue Code), no Person may at any time subsequent to the Trust's commencement of business operations acquire ownership of or own directly or indirectly by application of the pertinent indirect ownership rules of the Internal Revenue Code (including, but not limited to, Sections 318, 542(a), 544, 856(d)(5) and 856(h), or successor provisions, of the Internal Revenue Code) in excess of 9.8% of the value of the outstanding Shares of the Trust (the "9.8% Limit"). In addition, no Shares shall be transferred (or issued) to any Person if, following such transfer (or issuance), such Person's direct or indirect ownership of Shares would exceed the 9.8% Limit. If Shares are acquired by any Person in violation of the 9.8% Limit, such acquisition shall be valid only to the extent it does not result in a violation of the 9.8% Limit, and such acquisition shall be null and void with respect to the excess ("Excess Shares"). Excess Shares shall be deemed to have been acquired by, and to be held on behalf of, the Trust, and, as the equivalent of treasury shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest or any other distribution. Notwithstanding anything to the contrary contained in these By-laws, the Trust shall not be required to make any payment to any Person in respect of Excess Shares, such Excess Shares shall be forfeited to the Trust without compensation, and the Trust shall automatically become the record and beneficial owner of the Excess Shares.

        (b) The provisions of Section 8.8(a) shall not (before or after April 23, 1997) be applicable with respect to any Excess Shares acquired by any Person on or prior to April 23, 1997 (the "Exempt Shares") provided, however, that any person who owns or owned any Exempt Shares on or prior to April 23, 1997 shall not acquire ownership of or own, directly or indirectly, any additional Shares subsequent to such date if all Shares owned, directly or indirectly, by such Person after such acquisition exceeds the 9.8% Limit and, if such new Shares are in fact acquired, such new Shares shall be treated as Excess Shares.

        (c) The Trust shall, if deemed necessary or advisable to implement the provisions of this Section 8.8, include on the face or back of each Share certificate issued by the Trust an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 8.8 and stating that the complete text of this Section 8.8 is on file with the Secretary of the Trust at the Trust's registered office.

        (d) Nothing herein contained shall limit the ability of the Trustees to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT under the Internal Revenue Code or otherwise minimize the risk that the Trust may become subject to federal income tax payable by the Trust.

        (e) If any provision of this Section 8.8 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

        (f) Notwithstanding anything to the contrary contained in Article XI, the Independent Directors may waive or modify any provisions of this Section 8.8, subject to such conditions as the Independent Directors may impose in their sole and absolute discretion, with respect to any Excess Shares owned, directly or indirectly, by any Person after April 23, 1997, if the Independent Directors shall have received an opinion of counsel, satisfactory to the Independent Directors, from the Person owning, directly or indirectly, the Excess Shares that the ownership of such Excess Shares would not cause the Trust to be in violation of the REIT Provisions of the Internal Revenue Code or otherwise subject the Trust to federal income tax.

        (g) Except as expressly required by the REIT Provisions of the Internal Revenue Code, nothing contained in these By-laws shall in any manner be read or understood to obligate or make the Trust, the Trustees or the officers of the Trust, responsible for making determinations relating to the number of Shares deemed to be owned by any Person for purposes of this Section 8.8.

        (h) Notwithstanding anything to the contrary contained in Article XI, these Bylaws may be amended from time to time upon a vote of the majority of the Independent Directors, and without the approval of the Shareholders, if said majority of the Independent Directors determine that an amendment is necessary or advisable to protect the status of the Trust as a REIT under the REIT Provisions of the Code or otherwise minimize the federal income tax payable by the Trust.

    The following version of Section 8.8 shows the proposed additions to Section
8.8 as italicized and the proposed deletions as struck through:

        [(a) In] (a) Except as otherwise provided in this Section 8.8, in order
                 --------------------------------------------------------
    to guard against the concentration of ownership of Shares [and warrants or similar rights to purchase Shares] to an extent which is contrary to the requirements of the REIT Provisions of the Internal Revenue Code (including,
                                                                     -----------
    but not limited to, Sections 856(a)(6) and 856(d)(2)(B), or successor
    ---------------------------------------------------------------------
    provisions, of the Internal Revenue Code), no Person may at any time
    ------------------------------------------
    subsequent to the Trust's commencement of business operations acquire ownership of or own[, directly or indirectly, as determined pursuant to both
    (i) Section 318 and (ii) Sections 542(a) and 544] directly or indirectly by
                                                      -------------------------
    application of the pertinent indirect ownership rules of the Internal
    -----------------------------------------------------
    Revenue Code[, (A) a number of Shares] (including, but not limited to,
                                           -------------------------------
    Sections 318, 542(a), 544, 856(d)(5) and 856(h), or successor provisions, of
    ----------------------------------------------------------------------------
    the Internal Revenue Code) in excess of 9.8% of the value of the outstanding
    --------------------------                          ------------
    Shares of the Trust[, or (B) an aggregate number of Shares and warrants and similar rights to purchase Shares in excess of 9.8% of the aggregate number of outstanding Shares and warrants and similar rights to purchase Shares] (the "9.8% Limit"). In addition, no Shares shall be transferred (or
    -------------------
    issued[, for example, upon the exercise of warrants) and no warrants shall be transferred]) to any Person if, following such transfer (or issuance),
                                                               --------------
    such Person's direct or [indirect] indirect ownership of Shares would exceed
                                       --------                     ------------
    the 9.8% Limit. If [and warrants and similar rights to purchase Shares would
    ---------------
    exceed these limits.]

        [(b) If Shares or warrants or similar rights to purchase] Shares are acquired by any Person in violation of [this Section 8.8] the 9.8% Limit,
                                                              ---------------
    such acquisition shall be valid only to the extent it does not result in a violation of [this Section 8.8] the 9.8% Limit, and such acquisition shall
                                    ---------------
    be null and void with respect to the excess ("Excess Shares" [and/or "Excess Warrants")]). Excess Shares shall be deemed to have been acquired by, and to
                                                                      ---
    be held on behalf of, the Trust, and, as the equivalent of treasury shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest or any other distribution. [Excess warrants shall be deemed to be void] Notwithstanding anything to the contrary contained in these By-laws, the
    ------------------------------------------------------------------------
    Trust shall not be required to make any payment to any Person in respect of
    ---------------------------------------------------------------------------
    Excess Shares, such Excess Shares shall be forfeited to the Trust without
    -------------------------------------------------------------------------
    compensation, and the Trust shall automatically become the record and
    ---------------------------------------------------------------------
    beneficial owner of the Excess Shares.
    --------------------------------------

        (b) The provisions of Section 8.8(a) shall not (before or after April
        ---------------------------------------------------------------------
    23, 1997) be applicable with respect to any Excess Shares acquired by any
    -------------------------------------------------------------------------
    Person on or prior to April 23, 1997 (the "Exempt Shares") provided,
    --------------------------------------------------------------------
    however, that any person who owns or owned any Exempt Shares on or prior to
    ---------------------------------------------------------------------------
    April 23, 1997 shall not acquire ownership of or own, directly or
    -----------------------------------------------------------------
    indirectly, any additional Shares subsequent to such date if all Shares
    -----------------------------------------------------------------------
    owned, directly or indirectly, by such Person after such acquisition exceeds
    ----------------------------------------------------------------------------
    the 9.8% Limit and, if such new Shares are in fact acquired, such new Shares
    ----------------------------------------------------------------------------
    shall be treated as Excess Shares.
    ----------------------------------

        (c) The Trust shall, if deemed necessary or [desirable] advisable to
                                                                ---------
    implement the provisions of this Section 8.8, include on the face or back of each Share [or warrant] certificate issued by the Trust an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 8.8 and stating that the complete text of this
    Section 8.8 is on file with the Secretary of the Trust at the Trust's registered office.

        (d) Nothing herein contained shall limit the ability of the Trustees to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT under the Internal Revenue Code or otherwise minimize the risk that the Trust may
                          -------------------------------------------------
    become subject to federal income tax payable by the Trust.
    ----------------------------------------------------------

        (e) If any provision of this Section 8.8 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

        (f) Notwithstanding anything to the contrary contained in Article XI,
        ---------------------------------------------------------------------
    the Independent Directors may waive or modify any provisions of this Section
    ----------------------------------------------------------------------------
    8.8, subject to such conditions as the Independent Directors may impose in
    --------------------------------------------------------------------------
    their sole and absolute discretion, with respect to any Excess Shares owned,
    ----------------------------------------------------------------------------
    directly or indirectly, by any Person after April 23, 1997, if the
    ------------------------------------------------------------------
    Independent Directors shall have received an opinion of counsel,
    ----------------------------------------------------------------
    satisfactory to the Independent Directors, from the Person owning, directly
    ---------------------------------------------------------------------------
    or indirectly, the Excess Shares that the ownership of such Excess Shares
    -------------------------------------------------------------------------
    would not cause the Trust to be in violation of the REIT Provisions of the
    --------------------------------------------------------------------------
    Internal Revenue Code or otherwise subject the Trust to federal income tax.
    ---------------------------------------------------------------------------

        (g) Except as expressly required by the REIT Provisions of the Internal
        -----------------------------------------------------------------------
    Revenue Code, nothing contained in these By-laws shall in any manner be read
    ----------------------------------------------------------------------------
    or understood to obligate or make the Trust, the Trustees or the officers of
    ----------------------------------------------------------------------------
    the Trust, responsible for making determinations relating to the number of
    --------------------------------------------------------------------------
    Shares deemed to be owned by any Person for purposes of this Section 8.8.
    -------------------------------------------------------------------------

        (h) Notwithstanding anything to the contrary contained in Article XI,
        ---------------------------------------------------------------------
    these Bylaws may be amended from time to time upon a vote of the majority of
    ----------------------------------------------------------------------------
    the Independent Directors, and without the approval of the Shareholders, if
    ---------------------------------------------------------------------------
    said majority of the Independent Directors determine that an amendment is
    -------------------------------------------------------------------------
    necessary or advisable to protect the status of the Trust as a REIT under
    -------------------------------------------------------------------------
    the REIT Provisions of the Code or otherwise minimize the federal income tax
    ----------------------------------------------------------------------------
    payable by the Trust.
    ---------------------

    As of December 31, 1995, Physicians Insurance Company of Ohio, Inc. , a subsidiary of PICO Holdings ("PICO", and together with PICO Holdings and their affiliates and subsidiaries, the "PICO Group") reported direct ownership of 9.11% of the Trust shares. This information was contained in Amendment No. 1 to
Schedule 13G dated as of December 31, 1995, as filed by PICO with the Securities and Exchange Commission ("SEC"). The Trust relies on such statements filed with the SEC for information relating to the PICO Group's stock ownership positions in the Trust since all of the PICO Group's stock holdings in the Trust are held through Cede & Co., a nominee of Depository Trust Co., a depository for securities held in brokerage accounts. Many of the Trust's other shareholders also hold their shares through this nominee. As of April 25, 1997, 434,828 shares (approximately 50% of the issued and outstanding shares) of the Trust were held of record by Cede & Co. Moreover, for purposes of Section 8.8 of the Trust's Bylaws, a person "owns" not only the shares that person directly owns, but also those shares that person is deemed to own by application of highly technical attribution rules imposed by the REIT Provisions of the Code. Therefore, from a practical standpoint, it is virtually impossible for the Trust to determine the direct and indirect ownership of any person in its shares at any given time, without attempting to obtain such information directly from any such shareholder. Moreover, because of these highly technical attribution rules imposed by the Code, shareholders in the Trust may or may not be able to determine exactly how many shares they are deemed to own indirectly for purposes of Section 8.8.

    In May, 1996, the Trust received a letter from PICO dated May 1, 1996, advising the Trust that the PICO Group beneficially owned directly 14.29% of the Trust's outstanding shares. On June 17, 1996, the Trust sent PICO a letter advising that, as a result of the increase in the PICO Group's direct ownership position in the Trust from 9.11% to 14.29%, the PICO Group's direct share ownership exceeded the 9.8% level permitted by the Trust's Bylaws. The Trust also suggested in its letter that PICO seek legal counsel with respect to this matter.

    In December, 1996, the Trust learned of a further increase in the PICO Group's ownership position in the Trust upon the filing of a Form 3 with the SEC by John R. Hart, President and Chief Executive Officer of PICO Holdings, following Mr. Hart's election to the Board of Directors of the Trust to fill a vacancy created by the death of R. Michael O'Brien, Jr. in September, 1996. Mr. Hart's Form 3 disclosed that PICO owned 20.75% of the Trust's shares as of November 15, 1996. In February, 1997, the Trust received a copy of Amendment No. 2 to Schedule 13G filed with the SEC by PICO Holdings disclosing that the PICO Group beneficially owned 202,061 (approximately 23.3%) of the Trust's shares as of December 31, 1996. According to this Amendment No. 2 to Schedule 13G, of these 202,061 shares, 18,200 shares (approximately 2.1% of the Trust shares) were beneficially owned by Summit Global Management, Inc., a wholly-owned subsidiary of PICO ("Summit"). PICO has represented that Summit is an investment manager of numerous investment advisory accounts that own Trust shares and that Summit merely holds dispositive power over any Trust shares owned by these accounts. The PICO Group has informed the Trust that the beneficiaries of the accounts retain the right to vote the shares, the right to receive dividends on the shares, and the benefits (and risk) of any increase (or decrease) in the value of the shares. Accordingly, counsel to the PICO Group has advised the Trust that the beneficiaries of the accounts, and not Summit, should be deemed to own these shares for purposes of Section 8.8 of the Bylaws.

    It should be noted that Schedule 13G is filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Form
3 is filed pursuant to Section 16(a) of the Exchange Act. The rules and forms under these sections have different reporting thresholds and different definitions of "beneficial owner." For purposes of Section 13(d), a beneficial owner of securities is a person who has or shares voting power and/or investment (or dispositive) power, i.e., the power to vote or direct the voting and/or the power to dispose or direct the disposition of such securities, while for purposes of Section 16(a) a beneficial owner of securities is a person who has or shares a pecuniary interest in such securities, i.e., the opportunity to profit from a transaction in such securities. Shares beneficially owned as reported pursuant to Section 13(d) are not necessarily the same as shares beneficially owned as reported pursuant to Section 16(a). Moreover, the REIT Provisions of the Code use different, and sometimes broader rules, to determine who is deemed to be the indirect owner of shares.

    On March 11, 1997, the Trust began receiving correspondence from a shareholder in the Trust making certain allegations and demands regarding the PICO Group's ownership position in the Trust. Among other things, this shareholder demanded that the Board of Directors of the Trust enforce the provisions of the Bylaws and treat any shares owned by the PICO Group in excess of 9.8% in the manner provided in Section 8.8(b) of Article VIII of the Bylaws. The Trust advised the PICO Group of the shareholder's demands. The PICO Group subsequently informed the Trust that as of March 19, 1997, the PICO Group had sold its interest in 98,895 shares, 11.4% of the Trust's shares, to numerous investment advisory accounts managed by Summit. Therefore, according to the PICO Group, the investment advisory accounts managed by Summit should be deemed to own a total of 117,095 Trust shares (98,895 shares plus the 18,200 shares described above as previously owned by Summit), or approximately 13.5% of the Trust shares, for purposes of Section 8.8 of the Bylaws. Moreover, according to the PICO Group, as of March 19, 1997, the PICO Group directly owned 9.8% of the Trust's shares for purposes of Section 8.8 of the Bylaws and was in compliance with that section (assuming that said 9.8% direct ownership is not increased by any additional shares the PICO Group is deemed to own indirectly on account of the attribution rules of the Code). The information provided to the Trust by the PICO Group in regards to its sale of the 98,895 shares to Summit is consistent with the information contained in Amendment No. 3 to Schedule 13G filed by PICO Holdings as of March 19, 1997. For more detailed information regarding Amendment No. 3 to Schedule 13G, please see the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" on page 19.

    In response to the demands of the shareholder described above, the Trust called a special meeting of the Board of Directors to discuss the matters raised by the shareholder and wrote to the shareholder to advise it of such meeting and of the fact that the PICO Group had informed the Trust that it had disposed of its interest in 11.4% of the Trust's shares. However, despite the disposition of 11.4% of the Trust's shares by the PICO Group, this shareholder has continued to demand, among other things, that the Trust treat any shares that are or were owned at any time by the PICO Group in excess of 9.8% of the Trust's issued and outstanding shares (the "Excess Shares") as null and void. Moreover, this shareholder has suggested that it may bring a lawsuit against the Board of Directors for a breach of fiduciary duty if the Board of Directors fails to take action to enforce the Bylaws in the manner requested by the shareholder and/or seek to bring a lawsuit against the PICO Group in the name of, and on behalf of, the Trust for certain relief in connection with the Excess Shares. In addition, the PICO Group has informed the Trust that this shareholder has made a written offer to the PICO Group to buy some or all of the PICO Group's shares in the Trust.

    The Trust believes that this shareholder would like the Trust to (i) refuse to pay dividends on the Excess Shares, (ii) refuse to allow the Excess Shares to vote, and (iii) file a lawsuit to cancel the Excess Shares, recover, if applicable, the proceeds of the PICO Group's sale of shares and any dividends already paid on the Excess Shares. The sale price for the Trust's shares as reported on June 2, 1997, was $9.50 per share. Therefore, assuming that the PICO Group exceeded the 9.8% limitation in the Trust's Bylaws by 98,895 shares, the Trust may have a claim against the PICO Group for (i) the cancellation of all such Excess Shares, which cancellation may result in the return to the Trust's treasury of shares valued at approximately $939,503 (based on the June 2, 1997 sale price described above) and (ii) the recovery of the amount of dividends that have been paid to the PICO Group with respect to the Excess Shares. Dividends were paid on all shares in all four quarters of 1996 and in the first quarter of 1997. At the request of the Trust, the PICO Group has estimated that approximately $56,000 in dividends have been paid to the PICO Group with respect to the Excess Shares.

    The Board of Directors held its special meeting on April 23, 1997 to consider, among other things, the appropriate response to the demands of the shareholder that are described above. After review of the facts and in consideration of the factors described below, the Board concluded in the exercise of its business judgment that, to the extent the shareholder was demanding litigation against the PICO Group, such action would not be in the best interests of the Trust and its shareholders.

    In connection with its decision not to pursue litigation against the PICO Group, the Board also decided to seek shareholder approval of the above-described amendment to Article VIII of the Trust's Bylaws. As stated above, this amendment would, among other things, suspend application and enforcement of Section 8.8(b) of the Trust's Bylaws with respect to any ownership of shares in excess of 9.8% on or prior to April 23, 1997 (including that of the PICO Group). The Board of Directors unanimously voted in favor of not pursuing litigation against the PICO Group and in favor of recommending that the shareholders approve the proposed amendment to Section 8.8 of the Trust's Bylaws. Mr. Hart was absent from the deliberations and voting with respect to these proposals because of his relationship with PICO Holdings, and Mr. Kresko did not vote on these matters because he was required to leave the meeting early as a result of a prior engagement.

    These Board decisions were based on consideration of several factors: (i) the language of Section 8.8(b) of the Bylaws does not provide a specific mechanism or procedure for enforcement of the provisions of that section with respect to the PICO Group, particularly in light of the fact that the PICO Group has transferred the economic interest of all shares in excess of 9.8% to the investment accounts of third parties not known to the Trust; (ii) the primary purpose of the Bylaws is to protect the Trust's status as a real estate investment trust and the Trust believes that such status has not been impaired as a result of the PICO Group's share ownership (such belief is based, in part, on an opinion of the PICO Group's counsel as described below); (iii) the principles of equity and other provisions of the Bylaws may require that the Trust pay the PICO Group or other third parties, as applicable, for the fair market value of any Trust shares currently owned by such parties that are deemed Excess Shares by the Trust; (iv) in light of the foregoing and other factors, the enforcement of Section 8.8(b) would involve extensive and costly litigation that may or may not be successful in recovering the amounts set forth above; (v) any such litigation would likely cast a cloud of uncertainty over the marketability of Trust shares in light of the fact that third parties may not be able to determine whether shares they are proposing to purchase may once have been Excess Shares that have been canceled; and (vi) the potential disruption of the Trust's business as a result of the time and effort that management and the Directors of the Trust would be required to devote to such litigation.

    The Board of Directors of the Trust has received an opinion letter from counsel to the PICO Group, subject to various assumptions and qualifications, to the effect that the ownership by the

PICO Group of Trust shares in excess of the 9.8% limitation did not at any time cause the Trust to violate either the closely held test or the tenant owned test.

    The Board of Directors believes that the amendment to the Bylaws as described above is in the best interests of the shareholders. The Board believes that a more desirable degree of certainty would result from an amendment to the Bylaws that clarifies that the calculation of the 9.8% ownership threshold is to be in conformity with the provisions of the Code related to REITs. The Board also believes that suspending application and enforcement of Section 8.8(b) for all periods on or prior to April 23, 1997 would remove possible doubt as to the marketability of any of the Trust's shares and would enable management of the Trust to devote more of its attention to the real estate business of the Trust. Furthermore, enabling the Independent Directors to waive or modify any provisions of Section 8.8 of the Bylaws with respect to the 9.8% ownership threshold in the future under certain conditions would permit management a certain degree of flexibility in its strategic planning for the Trust. In light of the administrative complexities that are involved in determining how many Trust shares are owned by any given person for purposes of Section 8.8 of the Bylaws, which complexities are largely the result of the nominee ownership system, the Board believes that it is proper to clarify that neither the Trust, nor the Board nor the officers of the Trust are responsible for making such determinations. Next, the Board of Directors believes that providing the Independent Directors with a right to amend, without shareholder approval, the Bylaws to protect the Trust's REIT status or otherwise minimize the Trust's federal income tax is consistent with the discretion and flexibility otherwise provided to the Independent Directors with respect to issues related to Section
8.8 of the Trust's Bylaws. Finally, the references in Section 8.8 to warrants to purchase additional Trust shares are no longer necessary since all warrants previously outstanding have expired.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE DESCRIBED AMENDMENT TO
                                         ---
THE TRUST'S BYLAWS.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    The Board of Directors has made certain forward-looking statements in this Proxy Statement that are subject to risks and uncertainties. Forward-looking statements include those statements preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. For those statements, the Board of Directors claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    On or about March 19, 1997, an Amendment No. 3 to Schedule 13G setting forth the following information was filed with the SEC by PICO Holdings, its wholly-owned subsidiary, PICO, and various of their other subsidiaries. The Amendment No. 3 to Schedule 13G indicates that PICO Holdings and its subsidiaries are collectively the beneficial owners of 202,061 shares of the Trust's common stock, or 23.3% of the total outstanding shares, have sole dispositive power with respect to all of such shares, sole voting power with respect to 84,966 of the shares and no voting power with respect to 117,095 shares. The principal business address of PICO Holdings is 875 Prospect Street, Suite 301, La Jolla, California 92037. Refer to the discussion of Proposal A for additional information with respect to the ownership of the Trust's shares by the PICO Group.

    No other person or group is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Trust's common stock.

    The table below sets forth information as of April 1, 1997, regarding the number of shares of the Trust beneficially owned by each of the directors, nominees for director and executive officers of the Trust and by all directors, nominees and officers as a group:

                                                                                NUMBER OF SHARES
      NAME OF                                                                     BENEFICIALLY             PERCENT OF
  BENEFICIAL OWNER                                                                 OWNED<F2>               CLASS<F4>
  ----------------                                                              ----------------           ----------

Gregory J. Nooney, Jr......................................................           7,900<F3>                *

Patricia A. Nooney.........................................................           4,957                    *

Robert E. Kresko...........................................................             100                    *

Gene K. Beare<F1>..........................................................           6,750                    *

Bruce P. Hayden<F1>........................................................             100                    *

James P. Ingram<F1>........................................................              50                    *

John R. Hart<F1><F5>.......................................................               0                    *

Richard H. Sharpe<F1><F5>..................................................               0                    *

Directors and officers as a group..........................................          19,857                   2.3%

-------

<F1> Independent Director as defined in the Trust's Bylaws.

<F2> Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Accordingly, shares owned separately by spouses or other family members are not included. Except as described in the footnotes below, the nominee has both sole voting power and sole investment power with respect to the shares set forth in the table.

<F3> Includes 2,909 shares owned by Nooney Company, of which Gregory J. Nooney,
     Jr. is a director and shareholder. Includes 3,535 shares held as co-trustee of a trust, as to which Mr. Nooney shares voting and investment power.

<F4> An asterisk indicates that the number of shares beneficially owned does not exceed one percent of the Trust's common stock issued and outstanding.

<F5> Mr. Hart and Mr. Sharpe each disclaim any beneficial ownership interest in the shares owned by PICO Holdings, Inc. as described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Trust's officers and directors, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

    Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during fiscal 1996, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except that (a) the PICO Group, a greater than ten-percent beneficial owner of the Trust, filed late its initial report on Form 3 and filed late a report on Form 4 with respect to fifteen transactions which should have been previously reported on six separate reports on Form 4, and (b) John Hart, a director of the Trust and an officer, director and shareholder of various entities in the PICO

Group, while disclaiming any and all beneficial ownership of the Trust's equity securities, filed late a report on Form 4 with respect to six transactions which should have been previously filed on three separate reports were Mr. Hart to be deemed a beneficial owner of such securities.

                                 OTHER MATTERS

INDEPENDENT AUDITORS

    The public accounting firm of Deloitte & Touche LLP served as the independent auditor of the Trust for the fiscal year ended December 31, 1996. At the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP to serve as independent auditor of the Trust for the fiscal year ending December 31, 1997. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

OTHER BUSINESS

    Other than those items set forth herein, the Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS

    In accordance with Rule 14a-8 under the Exchange Act, shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders of Nooney Realty Trust, Inc. must be received by the Trust for inclusion in the proxy statement and form of proxy relating to such meeting by no later than December 8, 1997. Shareholder proposals should be submitted to the Secretary of the Trust at the Trust's principal executive offices, 7701 Forsyth Boulevard, St. Louis, Missouri 63105.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                           PATRICIA A. NOONEY
                                                Secretary

June 3, 1997
St. Louis, Missouri

--------------------------------------------------------------------------------
PROXY                      NOONEY REALTY TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned does hereby appoint Gregory J. Nooney, Jr., Patricia A. Nooney and Gene K. Beare and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on Thursday, July 3, 1997, commencing at 10:00 A.M. at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

    With respect to the election of directors (Proposal 1), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless indicated to the contrary, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

                                ------------------------------------------------
                                                      Date

                                ------------------------------------------------
                                                   Signature

                                ------------------------------------------------
                                           Signature if held jointly

--------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                    ---

A. AMENDMENT TO ARTICLE VIII OF THE TRUST'S BYLAWS

          FOR / /                  AGAINST / /                  ABSTAIN / /

1. ELECTION OF DIRECTORS

FOR ALL NOMINEES LISTED BELOW (except as       WITHHOLD AUTHORITY to vote
marked to the contrary below) / /              for all nominees listed below / /


    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

  Gregory J. Nooney, Jr.; Patricia A. Nooney; Robert E. Kresko; Gene K. Beare;
              James P. Ingram; Bruce P. Hayden; Richard H. Sharpe

--------------------------------------------------------------------------------

2. AMENDMENT TO ARTICLE VI OF THE TRUST'S BYLAWS

          FOR / /                  AGAINST / /                  ABSTAIN / /

3. ADJOURNMENT of the meeting to allow for additional solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing Proposals A, 1 and/or 2.

          FOR / /                  AGAINST / /                  ABSTAIN / /

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS A, 1, 2 AND 3.

  IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS
    POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL
                                SOLICITATION.

                              APPENDIX

      1. Page 8 of the printed proxy contains a performance graph. The information in the graph is set forth in the table immediately following the graph.

      2. Pages 14, 15 and 16 of the printed proxy contains italicized text and text that is stricken. For purposes of electronically filing this definitive Proxy Statement with the Securities and Exchange Commission EDGAR System, it was necessary to indicate the proposed deletions as bracketed ([]) text and the proposed additions as underlined [_] text. The Proxy Statement that will be distributed to Shareholders will indicate the proposed deletions as struck through text and the proposed additions as italicized text.